Exhibit 10.19

Execution Version

AMENDMENT NO. 1
TO MASTER REPURCHASE AGREEMENT

Amendment No. 1 to Master Repurchase Agreement, dated as of July 21, 2011 (this “Amendment”), by and among Bank of America, N.A. (“Buyer”), Pennymac Loan Services, LLC (“Seller”) and Private National Mortgage Acceptance Company, LLC (the “Guarantor”).

RECITALS

Buyer, Guarantor and Seller are parties to that certain Master Repurchase Agreement, dated as of March 17, 2011, (the “Existing Master Repurchase Agreement”; as amended by this Amendment, the “Master Repurchase Agreement”).  The Guarantor is a party to that certain Guaranty (as amended from time to time, the “Guaranty”), dated as of March 17, 2011, made by Guarantor in favor of Buyer.

Buyer, Seller and Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Master Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Master Repurchase Agreement.  As a condition precedent to amending the Existing Master Repurchase Agreement, Buyer has required Guarantor to ratify and affirm the Guaranty on the date hereof.

Accordingly, Buyer, Seller and Guarantor hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Master Repurchase Agreement is hereby amended as follows:

SECTION 1.         Definitions. Section 2 of the Existing Master Repurchase Agreement is hereby amended by adding the following defined term in its proper alphabetical order:

“Manufactured Home Loan”:  A Conforming Mortgage Loan, FHA Loan or VA Loan secured by a manufactured home (as defined by the United States Department of Housing and Urban Development) provided that (a) such manufactured home is attached to a permanent foundation and is no longer transportable and (b) such Conforming Mortgage Loan, FHA Loan or VA Loan is eligible for securitization by an Agency pursuant to the terms of the applicable Agency Guide.

SECTION 2.         Fees and Expenses.  Seller hereby agrees to pay to Buyer, on demand, any and all reasonable fees, costs and expenses (including reasonable fees and expenses of counsel) incurred by Buyer in connection with the development, preparation and execution of this Amendment, irrespective of whether any transactions hereunder are executed.

SECTION 3.         Conditions Precedent.  This Amendment shall become effective as of the date hereof upon Buyer’s receipt of this Amendment, executed and delivered by a duly authorized officer of Buyer, Seller and Guarantor.

SECTION 4.         Limited Effect.  Except as expressly amended and modified by this Amendment, the Existing Master Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 5.         Counterparts.  This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 6.          GOVERNING LAW.  THE AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

SECTION 7.         Reaffirmation of Guaranty. The Guarantor hereby (i) agrees that the liability of Guarantor or rights of Buyer under the Guaranty shall not be affected as a result of this Amendment, (ii) ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and (iii) acknowledges and agrees that such Guaranty is and shall continue to be in full force and effect.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

BANK OF AMERICA, N.A.,
Buyer

By:	/s/ J. Craig Weakley
	Name:	J. Craig Weakley
	Title:	Managing Director

PENNYMAC LOAN SERVICES, LLC,
Seller

By:	/s/ David M. Walker
	Name:	David M. Walker
	Title:	Chief Credit Officer

PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC,
Guarantor

By:	/s/ David M. Walker
	Name:	David M. Walker
	Title:	Chief Credit Officer

Signature Page to Amendment No. 1 to Master Repurchase Agreement

EXECUTION VERSION

AMENDMENT NO. 2
TO MASTER REPURCHASE AGREEMENT

Amendment No. 2 to Master Repurchase Agreement, dated as of March 23, 2012 (this “Amendment”), by and among Bank of America, N.A. (“Buyer”), PennyMac Loan Services, LLC (“Seller”) and Private National Mortgage Acceptance Company, LLC (the “Guarantor”).

RECITALS

Buyer, Guarantor and Seller are parties to that certain Master Repurchase Agreement, dated as of March 17, 2011, (as amended by Amendment No. 1, dated as of July 21, 2011, the “Existing Master Repurchase Agreement”; and as further amended by this Amendment, the “Master Repurchase Agreement”).  The Guarantor is a party to that certain Guaranty (as amended from time to time, the “Guaranty”), dated as of March 17, 2011, made by Guarantor in favor of Buyer.

Buyer, Seller and Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Master Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Master Repurchase Agreement.  As a condition precedent to amending the Existing Master Repurchase Agreement, Buyer has required Guarantor to ratify and affirm the Guaranty on the date hereof.

Accordingly, Buyer, Seller and Guarantor hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Master Repurchase Agreement is hereby amended as follows:

SECTION 1.                            Definitions.

1.1                               Section 2 of the Existing Master Repurchase Agreement is hereby amended by adding the following defined terms in their proper alphabetical order:

“HARP Mortgage Loan” means, unless otherwise defined in the Transactions Terms Letter, a Mortgage Loan that (a) fully conforms to the Home Affordable Refinance Program, and is referred to by Fannie Mae as a “Refi Plus mortgage loan” or “DU Refi Plus mortgage loan”, and by Freddie Mac as a “Relief Refinance Mortgage” (as such program is amended, supplemented or otherwise modified, from time to time) and (b) is originated by Seller in accordance with the applicable Agency Guide, with a LTV of 95% or higher but not to exceed (i) for a Purchased Mortgage Loan that refinances an existing Mortgage Loan already being serviced by Seller or a Subservicer that is an Affiliate of Seller, 150% and (ii) for any other Purchased Mortgage Loan that refinances a Mortgage Loan serviced by an unaffiliated servicer or subservicer, 115%.

“Over/Under Account Interest Rate” means, with respect to amounts in the Over/Under Account:

(a) on the average balance in the Over/Under Account which is less than or equal to 50% of the total average monthly outstanding Transactions under the Agreement (the “Applicable Average O/U Balance”), the product of (i) the Applicable Average O/U Balance and (ii) LIBOR plus 1.50%; and

(b) for amounts greater than the Applicable Average O/U Balance and not to exceed the total average monthly outstanding Transactions under the Agreement (“Remaining Applicable Average O/U Balance”), the product of (i) the Remaining Applicable Average O/U Balance and (ii) the greater of (x) LIBOR minus 0.25% and (y) 0%.

1.2                               Section 2 of the Existing Master Repurchase Agreement is hereby amended by deleting the defined terms “Noncompliant 60 Day Mortgage Loan” and “Noncompliant 90 Day Mortgage Loan”, each in its entirety and all uses thereof and replacing each respectively with the following:

“Noncompliant I” means either (a) a Purchased Mortgage Loan other than a Jumbo Mortgage Loan, which has been subject to one or more Transactions hereunder for a period of greater than 30 days but not greater than 60 days, or (b) a Purchased Mortgage Loan that is a Jumbo Mortgage Loan, which has been subject to one or more Transactions hereunder for a period of greater than 120 days but not greater than 150 days.

“Noncompliant II” means either (a) a Purchased Mortgage Loan other than a Jumbo Mortgage Loan, which has been subject to one or more Transactions hereunder for a period of greater than 60 days but not greater than 90 days, or (b) a Purchased Mortgage Loan that is a Jumbo Mortgage Loan, which has been subject to one or more Transactions hereunder for a period of greater than 150 days but not greater than 180 days.

1.3                               Section 2 of the Existing Master Repurchase Agreement is hereby amended by deleting the defined term “Liquidity Amount” in its entirety and replacing it with the following:

“Liquidity Amount”:  means, as of any date of determination, the sum of (a) such Person’s unrestricted and unencumbered cash and Cash Equivalents, and (b) the amount maintained in the Over/Under Account.

1.4                               Section 2 of the Existing Master Repurchase Agreement is hereby amended by deleting the definition of “High LTV Mortgage Loan” and all uses thereof in its entirety.

SECTION 2.                            Procedures.  Subsection (i) of Section 3 of the Existing Master Repurchase Agreement is hereby amended by adding the following as the last sentence of clause (1) thereof: “Interest shall accrue on amounts in the Over/Under Account at a rate equal to the Over/Under Account Interest Rate.”

SECTION 3.                            Covenants.  Section 14 of the Existing Master Repurchase Agreement is hereby amended by deleting Subsections (a), (w) and (dd), each in its entirety and replacing each respectively with the following:

a.                                      Adjusted Tangible Net Worth.  Seller shall maintain an Adjusted Tangible Net Worth of at least $25,000,000.

w.                                    Indebtedness.  Without written notice to Buyer upon occurrence, Seller shall not incur any additional material Indebtedness (including, without limitation, any Indebtedness in connection with any warehouse or repurchase facility) other than (i) the Existing Indebtedness in amounts not to exceed the maximum limits specified on Exhibit I hereto, (ii) except for Indebtedness incurred with Buyer or its Affiliates, (iii) Indebtedness incurred in connection with intercompany lending agreements on arms-length terms, and (iv) usual and customary accounts payable for a mortgage company.

dd.                               Maintenance of Liquidity.  Seller has maintained a Liquidity Amount of not less than $7,500,000.

SECTION 4.                            Reporting.  Subsection (a) of Section 17 of the Existing Master Repurchase Agreement is hereby amended by deleting the reference to “thirty (30) calendar days” in clause (2) in its entirety and replacing it with “forty (40) calendar days”.

SECTION 5.                            Schedule 1.  Schedule 1 of the Existing Master Repurchase Agreement is hereby amended by deleting clauses (dd), (ii) and (oo), each in its entirety and replacing each respectively with the following (with modified text underlined for review purposes):

(dd) Appraisal.  The Mortgage File contains (a) except with respect to each HARP Mortgage Loan, a full appraisal of the related Mortgaged Property signed prior to the funding of the Mortgage Loan by a qualified appraiser, duly appointed by Seller, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and the appraisal and appraiser both satisfy the relevant Fannie Mae and Freddie Mac guidelines, each as amended and as in effect on the date the Mortgage Loan was originated and (b) for each HARP Mortgage Loan, either a full appraisal (as described in the foregoing clause (a)) or a reliable automated valuation model estimate provided by the related Agency.

(ii) Proceeds of Mortgage Loan.  The proceeds of the Mortgage Loan have not been and shall not be used to satisfy, in whole or in part, any debt owed or owing by the Mortgagor to Seller or any Affiliate or correspondent of Seller, except in connection with a refinanced Mortgage Loan (including a HARP Mortgage Loan).

(oo) Underwriting Guidelines.  Each Purchased Mortgage Loan has been originated in accordance with the Underwriting Guidelines (including all supplements or amendments thereto) previously provided to Buyer.  Each HARP Mortgage Loan was originated in accordance with and remains in compliance with the Agency Guides and the guidance issued by the Federal Housing Finance Authority, Fannie Mae and Freddie Mac, as applicable, for origination of mortgage loans under the Home Affordable Refinance

Program (as such program is amended, supplemented or otherwise modified, from time to time).

SECTION 6.                            Existing Indebtedness.  Exhibit I of the Existing Master Repurchase Agreement is hereby amended by deleting it in its entirety and replacing it with Annex A attached hereto.

SECTION 7.                            Officer’s Compliance Certificate.  Exhibit D of the Existing Master Repurchase Agreement is hereby amended by deleting Schedule 4 thereto it in its entirety and replacing it with Annex B attached hereto.

SECTION 8.                            Fees and Expenses.  Seller hereby agrees to pay to Buyer, on demand, any and all reasonable fees, costs and expenses (including reasonable fees and expenses of counsel) incurred by Buyer in connection with the development, preparation and execution of this Amendment, irrespective of whether any transactions hereunder are executed.

SECTION 9.                            Conditions Precedent.  This Amendment shall become effective as of the date hereof upon Buyer’s receipt of this Amendment, executed and delivered by a duly authorized officer of Buyer, Seller and Guarantor.

SECTION 10.                     Limited Effect.  Except as expressly amended and modified by this Amendment, the Existing Master Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 11.                     Counterparts.  This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 12.                     Severability.  Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 13.                        GOVERNING LAW.  THE AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

SECTION 14.                     Reaffirmation of Guaranty. The Guarantor hereby (i) agrees that the liability of Guarantor or rights of Buyer under the Guaranty shall not be affected as a result of this Amendment, (ii) ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and (iii) acknowledges and agrees that such Guaranty is and shall continue to be in full force and effect.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

BANK OF AMERICA, N.A.,
Buyer

By:	/s/ J. Craig Weakley
	Name:	J. Craig Weakley
	Title:	Managing Director

PENNYMAC LOAN SERVICES, LLC,
Seller

By:	/s/ Anne D. McCallion
	Name:	Anne D. McCallion
	Title:	Vice President, Finance

PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC,
Guarantor

By:	/s/ Anne D. McCallion
	Name:	Anne D. McCallion
	Title:	Chief Financial Officer

Signature Page to Amendment No. 2 to Master Repurchase Agreement

EXECUTION

AMENDMENT NO. 3
TO MASTER REPURCHASE AGREEMENT

Amendment No. 3 to Master Repurchase Agreement, dated as of August 28, 2012 (this “Amendment”), by and among Bank of America, N.A. (“Buyer”), PennyMac Loan Services, LLC (“Seller”) and Private National Mortgage Acceptance Company, LLC (the “Guarantor”).

RECITALS

Buyer, Guarantor and Seller are parties to that certain Master Repurchase Agreement, dated as of March 17, 2011, (as amended by Amendment No. 1, dated as of July 21, 2011 and Amendment No. 2, dated as of March 23, 2012, the “Existing Master Repurchase Agreement”; and as further amended by this Amendment, the “Master Repurchase Agreement”).  The Guarantor is a party to that certain Guaranty (as amended from time to time, the “Guaranty”), dated as of March 17, 2011, made by Guarantor in favor of Buyer.

Buyer, Seller and Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Master Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Master Repurchase Agreement.  As a condition precedent to amending the Existing Master Repurchase Agreement, Buyer has required Guarantor to ratify and affirm the Guaranty on the date hereof.

Accordingly, Buyer, Seller and Guarantor hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Master Repurchase Agreement is hereby amended as follows:

SECTION 1.                            Definitions. Section 2 of the Existing Master Repurchase Agreement is hereby amended by deleting the definition of “HARP Mortgage Loan” in its entirety and replacing it with the following:

“HARP Mortgage Loan” means, unless otherwise defined in the Transactions Terms Letter, a Mortgage Loan that fully conforms to the Home Affordable Refinance Program (as such program is amended, supplemented or otherwise modified, from time to time), and is referred to by Fannie Mae as a “Refi Plus mortgage loan” or “DU Refi Plus mortgage loan”, and by Freddie Mac as a “Relief Refinance Mortgage”.

SECTION 2.                            HARP Deliverables.  Section 10(b)(2) of the Existing Master Repurchase Agreement is hereby amended by deleting clause (iv) in its entirety and replacing it with the following:

(iv) with respect to a HARP Mortgage Loan and upon request, an appraisal or a waiver thereof, and/or a point value estimate, as permitted by the applicable Agency Guide (a copy of which is contained in the related Servicing Records).

SECTION 3.                            Notices. Section 17(a) of the Existing Master Repurchase Agreement is hereby amended by deleting clause (2) in its entirety and replacing it with the following:

(2) as soon as available and in any event within forty (40) calendar days after the end of each calendar quarter, the unaudited consolidated cash flow statements of Guarantor and its consolidated Subsidiaries and the unaudited cash flow statements of Seller, each as at the end of such period and the portion of the fiscal year through the end of such period, accompanied by a certificate of a Responsible Officer of Guarantor or Seller, as applicable, which certificate shall state that said consolidated financial statements or financial statements, as applicable, fairly present in all material respects the consolidated financial condition or financial condition, as applicable, and results of operations of Guarantor and its consolidated Subsidiaries or Seller, as applicable, in accordance with GAAP, consistently applied, as at the end of, and for, such period (subject to normal year-end adjustments);

SECTION 4.                            Schedule 1.                                  Schedule 1 of the Existing Master Repurchase Agreement is hereby amended by deleting clause (dd) in its entirety and replacing it with the following:

(dd) Appraisal.  The Mortgage File contains (a) a full appraisal of the related Mortgaged Property (except when the Agency Guides exempt certain Conforming Mortgage Loans from the requirement to obtain an appraisal (including HARP Mortgage Loans)) signed prior to the funding of the Mortgage Loan by a qualified appraiser, duly appointed by Seller, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and the appraisal and appraiser both satisfy the relevant Fannie Mae and Freddie Mac guidelines, each as amended and as in effect on the date the Mortgage Loan was originated and (b) for each HARP Mortgage Loan, (i) a full appraisal (as described in the foregoing clause (a)); (ii) a reliable automated valuation model estimate provided by the related Agency or (iii) an appraisal or waiver thereof that meets the requirements of the applicable Agency Guide.

SECTION 5.                            Fees and Expenses.  Seller hereby agrees to pay to Buyer, on demand, any and all reasonable fees, costs and expenses (including reasonable fees and expenses of counsel) incurred by Buyer in connection with the development, preparation and execution of this Amendment, irrespective of whether any transactions hereunder are executed.

SECTION 6.                            Conditions Precedent.  This Amendment shall become effective as of the date hereof upon Buyer’s receipt of this Amendment, executed and delivered by a duly authorized officer of Buyer, Seller and Guarantor.

SECTION 7.                            Limited Effect.  Except as expressly amended and modified by this Amendment, the Existing Master Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 8.                            Counterparts.  This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

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SECTION 9.                            Severability.  Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 10.                        GOVERNING LAW.  THE AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

SECTION 11.                     Reaffirmation of Guaranty. The Guarantor hereby (i) agrees that the liability of Guarantor or rights of Buyer under the Guaranty shall not be affected as a result of this Amendment, (ii) ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and (iii) acknowledges and agrees that such Guaranty is and shall continue to be in full force and effect.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

BANK OF AMERICA, N.A.,
Buyer

By:	/s/ Rayanthi De Mel
	Name:	Rayanthi De Mel
	Title:	Assistant Vice President
Bank of America, N.A.

PENNYMAC LOAN SERVICES, LLC,
Seller

By:	/s/ Brian Stack
	Name:	Brian Stack
	Title:	Vice President, Treasury

PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC,
Guarantor

By:	/s/ Brian Stack
	Name:	Brian Stack
	Title:	Managing Director, Treasury

Signature Page to Amendment No. 3 to Master Repurchase Agreement

EXECUTION

AMENDMENT NO. 4
TO MASTER REPURCHASE AGREEMENT

Amendment No. 4 to Master Repurchase Agreement, dated as of January 3, 2013 (this “Amendment”), by and among Bank of America, N.A. (“Buyer”), PennyMac Loan Services, LLC (“Seller”) and Private National Mortgage Acceptance Company, LLC (the “Guarantor”).

RECITALS

Buyer, Guarantor and Seller are parties to that certain Master Repurchase Agreement, dated as of March 17, 2011, (as amended by Amendment No. 1, dated as of July 21, 2011, Amendment No. 2, dated as of March 23, 2012, and Amendment No. 3, dated as of August 28, 2012, the “Existing Master Repurchase Agreement”; and as further amended by this Amendment, the “Master Repurchase Agreement”).  The Guarantor is a party to that certain Guaranty (as amended from time to time, the “Guaranty”), dated as of March 17, 2011, made by Guarantor in favor of Buyer.

Buyer, Seller and Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Master Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Master Repurchase Agreement.  As a condition precedent to amending the Existing Master Repurchase Agreement, Buyer has required Guarantor to ratify and affirm the Guaranty on the date hereof.

Accordingly, Buyer, Seller and Guarantor hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Master Repurchase Agreement is hereby amended as follows:

SECTION 1.                            Definitions. Section 2 of the Existing Master Repurchase Agreement is hereby amended by deleting the definitions of “Adjusted Tangible Net Worth” and “Liquidity Amount”, each in its entirety and replacing each respectively with the following:

“Adjusted Tangible Net Worth” means (a) the sum of (i) Net Worth and (ii) Subordinated Debt, minus (b) intangibles, goodwill and receivables from Affiliates.

“Liquidity Amount” means with respect to the Seller, the sum of (i) its cash and Cash Equivalents (including amounts maintained in the Over/Under Account), plus (ii) the aggregate amount of unused capacity available to the Seller under committed repurchase agreements for whole loans for which the Seller has unencumbered eligible collateral to pledge thereunder.

SECTION 2.                            Covenants.

2.1       Section 14 of the Existing Master Repurchase Agreement is hereby amended by deleting Subsections (a), (b) and (dd), each in its entirety and replacing each respectively with the following:

(a)         Adjusted Tangible Net Worth.  On and after December 31, 2012, Seller shall maintain an Adjusted Tangible Net Worth of at least $90,000,000.

(b)         Total Liabilities to Adjusted Tangible Net Worth Ratio.  On and after December 31, 2012, Seller’s ratio of Total Liabilities to Adjusted Tangible Net Worth shall not exceed 10:1.

(dd)  Maintenance of Liquidity.  Seller has maintained a Liquidity Amount of not less than $10,000,000.

2.2       Section 14 of the Existing Master Repurchase Agreement is hereby amended by adding the following Subsection (kk) at the end thereof:

(kk)  Additional Warehouse Line.  Seller shall maintain throughout the term of this Agreement, with a nationally recognized and established counterparty (other than Buyer) at least one loan repurchase or warehouse facility that provides funding on a committed basis in a combined amount equal to at least the Maximum Committed Purchase Price.

SECTION 3.                            Event of Default. Section 15 of the Existing Master Repurchase Agreement is hereby amended by deleting Subsection (f) in its entirety and replacing it with the following:

(f) Breach of Financial Representation or Covenant or Obligation. A breach by Seller of any of the representations, warranties or covenants or obligations set forth in Sections 13(a)(1), 13(a)(7), 13(a)(12), 13(a)(19), 13(a)(23), 14a, 14b, 14d, 14e, 14r, 14v, 14w, 14aa, 14bb, 14cc, 14dd, 14ff or 14kk of this Agreement.

SECTION 4.                            Fees.  Section 34 of the Existing Master Repurchase Agreement is hereby amended by deleting section (b) in its entirety and replacing it with the following:

(b)  No later than the Price Differential Payment Date following each calendar quarter and on the Termination Date, Seller shall pay in immediately available funds to Buyer the Non-Utilization Fee incurred for the previous calendar quarter, if any. Such payment shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to Buyer at an account designated by Buyer.

SECTION 5.                            Fees and Expenses.  Seller hereby agrees to pay to Buyer, on demand, any and all reasonable fees, costs and expenses (including reasonable fees and expenses of counsel) incurred by Buyer in connection with the development, preparation and execution of this Amendment, irrespective of whether any transactions hereunder are executed.

SECTION 6.                            Conditions Precedent.  This Amendment shall become effective as of the date hereof upon Buyer’s receipt of this Amendment, executed and delivered by a duly authorized officer of Buyer, Seller and Guarantor.

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SECTION 7.                            Limited Effect.  Except as expressly amended and modified by this Amendment, the Existing Master Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 8.                            Counterparts.  This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 9.                            Severability.  Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 10.                        GOVERNING LAW.  THE AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

SECTION 11.                     Reaffirmation of Guaranty. The Guarantor hereby (i) agrees that the liability of Guarantor or rights of Buyer under the Guaranty shall not be affected as a result of this Amendment, (ii) ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and (iii) acknowledges and agrees that such Guaranty is and shall continue to be in full force and effect.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

BANK OF AMERICA, N.A.,
Buyer

By:	/s/ Rayanthi De Mel
	Name:	Rayanthi De Mel
	Title:	Assistant Vice President
Bank of America, N.A.

PENNYMAC LOAN SERVICES, LLC,
Seller

By:	/s/ Pamela Marsh
	Name:	Pamela Marsh
	Title:	Managing Director, Treasurer

PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC,
Guarantor

By:	/s/ Pamela Marsh
	Name:	Pamela Marsh
	Title:	Managing Director, Treasurer

Signature Page to Amendment No. 4 to Master Repurchase Agreement